SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                            -------------------------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 16, 2003



                          IMAGISTICS INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-16449               06-1611068
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 (State or Other Jurisdiction   (Commission File Number)   (IRS Employer
           of Incorporation)                                ID Number)



      100 Oakview Drive
     Trumbull, Connecticut                                        06611
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(Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (203) 365-7000
                                                           ------------------



              -----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

Imagistics International Inc. (the "Company"), Fleet Capital Corporation ("Fleet") and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders") and Fleet, as Administrative Agent for the Lenders with respect to the Credit Agreement dated as of November 9, 2001 by and among the Company, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002 and that certain Second Amendment Agreement dated as of July 19, 2002 and that certain Third Amendment Agreement as of March 5, 2003 (as amended, the "Credit Agreement") entered into a Fourth Amendment Agreement dated as of May 16, 2003. The Fourth Amendment (i) reduces the Applicable Margin (as defined in the Credit Agreement) for Term B Loans by 50 basis points, from 275 to 225 for LIBOR margin and from 175 to 125 for ABR margin, (ii) reduces the Applicable Margin for Revolving Loans by 100 basis points from 225 to 125 for LIBOR margin and from 125 to 25 for ABR margin and (iii) deletes the requirement that the Company maintain interest rate protection agreements in respect of a portion of its outstanding Term B Loans. In connection with the Fourth Amendment, the Company gave notice, by letter dated May 16, 2003 (the "Commitment Reduction Letter") of its election to reduce the aggregate amount of the Revolving Commitments (as defined in the Credit Agreement) from $125,000,000 to $95,000,000. Also in connection with the Fourth Amendment, the rights and obligations of certain Lenders were assigned to and assumed by certain other Lenders pursuant to a Master Assignment and Acceptance Agreement, dated as of May 16, 2003 (the "Assignment Agreement"). Copies of the Fourth Amendment, the Commitment Reduction Letter and the Assignment Agreement are filed herewith as
Exhibit 10.33, Exhibit 10.34 and Exhibit 10.35, respectively.



ITEM 7(C).  EXHIBITS.

Exhibit 10.33 Fourth Amendment Agreement, dated as of May 16, 2003, by and among Imagistics International Inc. ("Borrower"), Fleet Capital Corporation ("Fleet"), and the other financial institutions party thereto (collectively, the "Lenders") and Fleet, as Administrative Agent for the Lenders, with respect to that certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002 and that certain Second Amendment Agreement dated as of July 19, 2002 and that certain Third Amendment Agreement dated March 5, 2003.

Exhibit 10.34     Commitment Reduction Letter dated May 16, 2003.


Exhibit 10.35     Master Assignment and Acceptance Agreement, dated as of
                  May 16, 2003, by and among Fleet Capital Corporation, JPMorgan Chase Bank, Citizens Bank of Massachusetts, U.S. Bank National Association and Bank Leumi, USA (collectively, the

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

                  "ASSIGNEES") and Natexis Banque Populaires, General Electric Capital Corporation, Toronto Dominion (New York), Inc., Stanwich Loan Funding LLC, Franklin Floating Rate Trust, Franklin Floating Rate Master Series, Franklin CLO I, Limited, Franklin CLO II, Limited, Franklin CLO III, Limited, Franklin Floating Rate Daily Access Fund, New York Life Insurance Company, New York Life Insurance and Annuity Corporation, Elf Funding Trust III, California Public Employees Retirement System, Restoration Funding CLO, Ltd., Highland Loan Funding V Ltd., Emerald Orchard Limited and SRV-Highland, Inc. (collectively, the "ASSIGNORS"), and Fleet Capital Corporation, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as lead arranger (the "LEAD ARRANGER") with respect to a certain Credit Agreement dated as of November 9, 2001 by and among Imagistics International Inc. (the "BORROWER"), the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002, that certain Second Amendment Agreement dated as of July 19, 2002 and that certain Third Amendment Agreement dated as of March 5, 2003 (as amended, the "CREDIT AGREEMENT").















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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 16, 2003


                                      Imagistics International Inc.


                                      By:  /s/ Mark Flynn
                                           -----------------------------------
                                      Name:  Mark S. Flynn
                                      Title: Vice President, General Counsel
                                             and Secretary




















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